Exhibit 10
SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT
SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Sixth Amendment”), dated as of March 9, 2023, by and among TITAN INTERNATIONAL, INC., a Delaware corporation (“Titan International”), TITAN WHEEL CORPORATION OF ILLINOIS, an Illinois corporation (“Titan Wheel”), TITAN TIRE CORPORATION, an Illinois corporation (“Titan Tire”), TITAN TIRE CORPORATION OF FREEPORT, an Illinois corporation (“Titan Freeport”), TITAN TIRE CORPORATION OF BRYAN, an Ohio corporation (“Titan Bryan”), TITAN TIRE CORPORATION OF UNION CITY, a Tennessee corporation (“Titan Union City”), and TITAN MARKETING SERVICES, LLC, an Illinois limited liability company (“Titan Marketing”; and together with Titan International, Titan Wheel, Titan Tire, Titan Freeport, Titan Bryan and Titan Union City, collectively, “Borrowers”), BMO HARRIS BANK N.A., as agent for the Lenders (in such capacity, “Agent”) and the Lenders signatory hereto. Capitalized words and terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as hereinafter defined).
BACKGROUND
A.    Borrowers, the Lenders signatory thereto and Agent are parties to that certain Credit and Security Agreement dated as of February 17, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    Borrowers have requested that Agent and the Lenders amend certain provisions of the Credit Agreement as more specifically set forth herein.
C.    Subject to the terms and conditions set forth herein, Agent and each of the Lenders are willing to enter into this Sixth Amendment.
NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement
(a)Subject to the terms and conditions of this Sixth Amendment, the Credit Agreement, and such Exhibits and Schedules thereto as are included on Exhibit A, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in “redlined” Credit Agreement, and such Exhibits and Schedules thereto as are included on Exhibit A, attached as Exhibit A hereto.
2.Representations and Warranties. To induce Agent and the Lenders to enter into this Sixth Amendment, each Borrower represents and warrants to Agent and the Lenders that:
(a)each Borrower is duly authorized to execute, deliver and perform this Sixth Amendment;
(b)the execution, delivery and performance of this Sixth Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Borrower, except those already obtained; (b) contravene the Organic Documents of any Borrower; (c) violate or cause a default under any Applicable
Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Borrower’s Property;
(c)this Sixth Amendment is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;
(d)the representations and warranties of Borrowers contained in the Credit Agreement and the other Loan Documents are true and correct as of the Sixth Amendment Effective Date (both before and after giving effect to the transactions contemplated hereby) with the same effect as though made on such date (except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); and
(e)immediately prior to and after giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing.
3.Conditions Precedent. This Sixth Amendment shall become effective when:
(a)Amendment. Agent shall have received counterparts of this Sixth Amendment duly executed by Borrowers, Agent and the Lenders;
(b)Searches. Agent shall have received such lien, tax, judgment, pending litigation and bankruptcy searches with respect to the Borrowers as it reasonably requires;
(c)Warranties and Representations. The warranties and representations of the Borrowers contained in Section 3 of this Sixth Amendment shall each be true and correct; and
(d)Fees and Costs. Agent shall have received all fees, costs and expenses of Agent in connection with this Sixth Amendment including costs and fees of counsel to Agent and the Lenders.
4.Miscellaneous.
(a)Effect of Sixth Amendment. The parties hereto agree and acknowledge that nothing contained in this Sixth Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Instead, it is the express intention of the parties hereto to reaffirm the Debt created under the Credit Agreement, which is evidenced by certain Loan Documents and secured by the Collateral. The execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any rights, power or remedy of Lenders or Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Sixth Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 14.1.1 of the Credit Agreement. No reference to this Sixth Amendment need be made in any note, instrument or other document, including, but not limited to, any Loan Document, making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Loan Documents) to be deemed to be referring to in the Credit Agreement as amended hereby.
(b)Release and Covenant Not to Sue. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, Subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever known or suspected as of the date hereof (individually, a “Claim” and collectively, “Claims”) of every name and nature, both at law and in equity, which any Loan Party or any of their successors, assigns, or other legal representatives may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time from and after the Fifth Amendment Effective Date to the day and date of this Sixth Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(1)Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(2)Each Borrower agrees that no fact, event, circumstance, evidence or transaction which is now known and could now be asserted shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(3)Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by it pursuant to this provision. If any Borrower or any of their respective successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.
(c)Captions. Section captions used in this Sixth Amendment are for convenience only, and shall not affect the construction of this Sixth Amendment.
(d)Governing Law. This Sixth Amendment shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Illinois, without regard to any conflict of law principles (but giving effect to federal laws relating to national banks).
(e)Counterparts. This Sixth Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Sixth Amendment. Delivery of an executed signature page to this Sixth Amendment by telecopy or e-mail (PDF) shall be deemed to constitute delivery of an originally executed signature page hereto and shall be legally binding on any party signing in such manner.
(f)Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(g)Payment of Expenses. The Borrowers agree to pay all out-of-pocket expenses (including reasonable attorneys’ fees) of Agent in connection with the preparation and execution of this Sixth Amendment.
(Signature Pages Follow)

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IN WITNESS WHEREOF, this Sixth Amendment has been executed and delivered as of the date set forth above.

BORROWERS: TITAN INTERNATIONAL, INC. By: Name: David A. Martin Title: Senior Vice President and Chief Financial Officer
TITAN WHEEL CORPORATION OF ILLINOIS By: Name: David A. Martin Title: Authorized Agent
TITAN TIRE CORPORATION By: Name: David A. Martin Title: Authorized Agent
TITAN TIRE CORPORATION OF FREEPORT By: Name: David A. Martin Title: Authorized Agent
TITAN TIRE CORPORATION OF BRYAN By: Name: David A. Martin Title: Authorized Agent
TITAN TIRE CORPORATION OF UNION CITY By: Name: David A. Martin Title: Authorized Agent

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TITAN MARKETING SERVICES, LLC By: Name: David A. Martin Title: Authorized Agent
BMO HARRIS BANK N.A., as Agent and Lender By: Name: Clayton R. Foster Title: Vice President
BANK OF AMERICA, N.A., as a Lender By: Name: Title:
JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title:

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